FIRST AMENDMENT TO THE MORRISON RESTAURANTS INC.

EXECUTIVE LIFE INSURANCE PLAN

        THIS FIRST AMENDMENT is made on this 1 day of May, 1997, by RUBY TUESDAY, INC. (the “Primary Sponsor”), a corporation organized and existing under the laws of the State of Georgia.

        W I T N E S S E T H:

WHEREAS, the Primary Sponsor maintains the Morrison Restaurants Inc. Executive Life Insurance Plan (the "Plan");

        WHEREAS, the Primary Sponsor is the successor to Morrison Restaurants Inc. and desires to rename the Plan as the Ruby Tuesday, Inc. Executive Life Insurance Plan and amend the Plan to reflect that Ruby Tuesday, Inc. is the Primary Sponsor of the Plan; and

        WHEREAS, the Primary Sponsor desires to amend the Plan to condition eligibility for the Plan on an employee’s eligibility to participate in the Ruby Tuesday, Inc. Executive Supplemental Pension Plan;

        NOW, THEREFORE, the Plan is hereby amended, effective May 1, 1997, as follows:

1.	By replacing the term “Morrison Restaurants Inc.” with “Ruby Tuesday, Inc.” each time such term is found in the Plan.

2.	By replacing Section IIG with the following Section IIG:

    G.        “Employee” means, except as provided in Section IV, an employee from among a select group of management or highly compensated employees of the Company or any of its affiliates who is eligible to participate in the Ruby Tuesday, Inc. Executive Supplemental Pension Plan.

    3.        By replacing Section IIIA with the following Section IIIA:

         A. Eligibility

An Employee shall be eligible to be a participant in the Plan as of the date he or she becomes eligible to participate in the Ruby Tuesday, Inc. Executive Supplemental Pension Plan.

        Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.

        IN WITNESS WHEREOF, the Primary Sponsor has caused this First Amendment to be executed as of the day and year first above written.

RUBY TUESDAY, INC BY:/s/ Samuel E. Beall, III
ATTEST BY: /s/ Walter J. Cole, Jr.